UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 28, 2006
EPICEPT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51290	52-1841431

(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue Englewood Cliffs, New Jersey	07632

(Address of Principal Executive Offices)	(Zip Code)
(201) 894-8980

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements giving effect to the acquisition of Maxim Pharmaceuticals Inc. by registrant, EpiCept Corporation (“EpiCept”), completed January 4, 2006.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial statements giving effect to EpiCept’s acquisition of Maxim Pharmaceuticals Inc. completed January 4, 2006 (as of December 31, 2005) are included in this report:

(i)	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2005

(ii)	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005

(iii)	Notes to unaudited pro forma condensed consolidated financial statements as of December 31, 2005
(d) Exhibits.

Exhibit No.	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION
(Registrant)

Date: March 28, 2006	By: Name:	/s/ ROBERT W. COOK Robert W. Cook
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.